Ticker Symbol:
LOMAX

SUMMARY PROSPECTUS February 28, 2011

Before you invest, you may want to review the Edgar Lomax Value Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated February 28, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.edgarlomax.com/documents.htm.  You can also get this information at no cost by calling 1-866-205-0524 or by sending an e-mail request to fund_info@edgarlomax.com.

Investment Objective
The Fund seeks long-term capital growth while providing some income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ShareholderFees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.60%
Less: Fee Waiver and/or Expense Reimbursement	-0.66%
Net Annual Fund Operating Expenses(1)	0.94%
_______________
(1)
The Edgar Lomax Company (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 0.99% of the Fund’s average daily net assets.  The expense limitation will remain in effect through at least February 29, 2012, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  In addition, the Advisor has voluntarily agreed to waive a portion of its management fee contingent upon the Fund’s performance versus the S&P 500’s “value” style index (“S&P 500 Value Index”).  If the Advisor waives management fees under this arrangement, it has also agreed to absorb all expenses, other than management fees (categorized as “Other Expenses” in the table).   The Advisor has agreed to continue this waiver arrangement through at least February 29, 2012.  While this waiver arrangement may be discontinued at any time after February 29, 2012, the Advisor has no intention of doing so.  For more information, please see the “Management Fee and Voluntary Fee Waiver” section in the statutory prospectus.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$440	$809	$1,844

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.45% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Advisor uses a disciplined approach to select stocks for the Fund’s portfolio that it believes are undervalued and have prospects for continued consistent growth.  The Advisor uses fundamental analysis of financial statements to select stocks of issuers that have low price/earnings and price/book ratios as well as strong balance sheet ratios and high and/or stable dividend yields.

The Fund invests primarily in large, well-recognized companies.  Currently, the Advisor expects the Fund’s portfolio to hold at least 20% of the stocks comprising the Standard & Poor’s 100 Index, a capitalization-weighted index of 100 stocks from a broad range of industries.  Normally, the Fund will invest at least 85% of its total assets in equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, exchange-traded funds (“ETFs”), rights and warrants.

The Advisor may choose to sell a security when it believes the security no longer offers attractive returns or when the Advisor wishes to take advantage of a better investment opportunity.

Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan.  The Fund cannot guarantee that it will achieve its investment objectives.  You may lose money by investing in the Fund.  The Fund is subject to the following principal risks:

Management Risk.  The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objectives.

Equity Market Risk.  The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

Sector Risk. Sector risk is the possibility that investments within the same economic sector will decline in price due to sector-specific market or economic developments.

Value Style Risk.  “Value” investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Performance
The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance, as well as two indices that reflect the large-cap value segment of the market.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.edgarlomax.com or toll-free at 1-866-205-0524.

Annual Total Returns as of December 31

During the period of time displayed in the bar chart, the Fund’s best quarter was the second quarter 2003, up 18.27%, and its worst quarter was the fourth quarter 2008, down -20.88%.

Average Annual Total Returns
For the periods ended December 31, 2010
	One Year	Five Years	Ten Years
Edgar Lomax Value Fund
Return Before Taxes	13.34%	1.88%	2.48%
Return After Taxes on Distributions	12.96%	1.08%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	1.57%	2.01%
S&P 500® Index (reflects no deduction for fees, taxes, or expenses)	15.06%	2.29%	1.41%
S&P 500®/Citigroup Value Index (reflects no deduction for fees, taxes, or expenses)	15.10%	0.87%	1.65%
Lipper Large-Cap Value Funds Index (reflects no deduction for taxes)	13.02%	1.52%	1.89%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The “Return After Taxes on Distributions and Sale of Fund Shares” is sometimes higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Management
Investment Advisor.  The Edgar Lomax Company is the investment advisor to the Fund.

Portfolio Managers.  Randall R. Eley, President and Chief Investment Officer of the Advisor, and Phillip A. Titzer, Vice President and a Portfolio Manager for the Advisor, are the Fund’s portfolio managers.  They have managed the Fund since its inception in December 1997.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Edgar Lomax Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-205-0524, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
IRAs, Coverdell Education Savings Accounts, and Automatic Investment Plans	$1,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, that does not use borrowed funds, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.